UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 20, 2015
OASIS PETROLEUM INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-34776 (Commission File Number)	80-0554627 (I.R.S. Employer Identification No.)

1001 Fannin Street, Suite 1500 Houston, Texas (Address of principal executive offices)	77002 (Zip Code)

Registrant’s telephone number, including area code: (281) 404-9500
Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Amended and Restated Employment Agreements with Thomas B. Nusz, Taylor L. Reid, Michael H. Lou and Nickolas J. Lorentzatos
On March 20, 2015, Oasis Petroleum Inc. (the “Company”) entered into amended and restated employment agreements with its Chairman and Chief Executive Officer, Thomas B. Nusz (the “Nusz Agreement”), its President and Chief Operating Officer, Taylor L. Reid (the “Reid Agreement”), its Executive Vice President and Chief Financial Officer, Michael H. Lou (the “Lou Agreement”), and its Executive Vice President, General Counsel and Corporate Secretary, Nickolas J. Lorentzatos (the “Lorentzatos Agreement” and together with the Nusz Agreement, the Reid Agreement and the Lou Agreement, the “Amended Agreements” and each an “Amended Agreement”), in each case, to replace the officer’s previous employment agreement with the Company. The Amended Agreements are effective as of March 1, 2015.
The primary purpose of the amendments was to remove the provision in the employment agreements providing for the automatic single trigger vesting of unvested equity awards upon the occurrence of a "change in control" (as defined in the Company’s Amended and Restated 2010 Long Term Incentive Plan). This provision has been replaced with a double trigger vesting provision, in the event that certain terminations of employment occur within a two-year period following a "change in control," consistent with market practices.
Copies of the Nusz Agreement, Reid Agreement, Lou Agreement and Lorentzatos Agreement are attached hereto as Exhibits 10.1, 10.2, 10.3, and 10.4, respectively, and are incorporated herein by reference. The description of the Amended Agreements contained herein is qualified in its entirety by reference to the full text of the Amended Agreements.
Item 8.01 Other Events
On March 4, 2015, Credit Suisse Securities (USA) LLC and J.P. Morgan Securities LLC, on behalf of the underwriters (the “Underwriters”) named in the Underwriting Agreement dated March 4, 2015 between the Underwriters and the Company, exercised in full the Underwriters’ option to purchase an additional 4,800,000 Common Shares. The Company and the Underwriters closed the offering of 36,800,000 Common Shares (including the optional shares) on March 9, 2015.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Third Amended and Restated Employment Agreement effective as of March 20, 2015 between Oasis Petroleum Inc. and Thomas B. Nusz.
10.2	Fourth Amended and Restated Employment Agreement effective as of March 20, 2015 between Oasis Petroleum Inc. and Taylor L. Reid.
10.3	Second Amended and Restated Employment Agreement effective as of March 20, 2015 between Oasis Petroleum Inc. and Michael H. Lou.
10.4	Second Amended and Restated Employment Agreement effective as of March 20, 2015 between Oasis Petroleum Inc. and Nickolas J. Lorentzatos.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OASIS PETROLEUM INC.
(Registrant)

Date: March 20, 2015	By:	/s/ Nickolas J. Lorentzatos
Nickolas J. Lorentzatos
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Third Amended and Restated Employment Agreement effective as of March 20, 2015 between Oasis Petroleum Inc. and Thomas B. Nusz.
10.2	Fourth Amended and Restated Employment Agreement effective as of March 20, 2015 between Oasis Petroleum Inc. and Taylor L. Reid.
10.3	Second Amended and Restated Employment Agreement effective as of March 20, 2015 between Oasis Petroleum Inc. and Michael H. Lou.
10.4	Second Amended and Restated Employment Agreement effective as of March 20, 2015 between Oasis Petroleum Inc. and Nickolas J. Lorentzatos.